Exhibit 99.1

Blackstone Secured Lending Fund Reports Third Quarter 2026 Results NEW YORK — November 4, 2026 — Blackstone Secured Lending Fund (NYSE: BXSL or the “Company”) today reported its third quarter 2026 results. Brad Marshall, Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL delivered net investment income of $0.68 per share in the third quarter, a 10.7% annualized yield on NAV. Results were supported by our predominantly first - lien, floating rate portfolio, with borrowers generally continuing to demonstrate earnings growth. We remained active during the quarter, with new investment activity at nearly $250 million while over $550 million of repayments contributed to deleveraging for the period.” Blackstone Secured Lending Fund issued a full detailed presentation of its third quarter 2026 results, which can be viewed at www.bxsl.com . Dividend Declaration The Company's Board of Trustees has declared a fourth quarter 2026 dividend of $0.77 per share to shareholders of record as of December 31, 2026, payable on or about January 22, 2027. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1778065&tp_key=2fb32af1ef Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com . About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of September 30, 2026, BXSL’s fair value of investments was approximately $12.9 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Private Credit Strategies LLC, an SEC - registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with nearly $1.4 trillion of assets under management as of September 30, 2026. Forward - Looking Statements and Other Matters Certain information contained in this communication constitutes “forward - looking statements.” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible,” “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). The forward - looking statements speak only as of the date of this report. Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise. Contacts Investors Stacy Wang, Head of Stakeholder Relations BXSLShareholderRelations@Blackstone.com Fund and Portfolio Inquiries Justin Farshidi Justin.Farshidi@blackstone.com Media Thomas Clements Thomas.Clements@blackstone.com +1 646 - 482 - 6088

Blackstone Secured Lending Fund Third Quarter 2026 Results November 4, 2026 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10 - Q for the period ended September 30, 2026. Numbers are approximate and may not add up due to rounding.

HIGHLIGHTS ▪ BXSL is designed to deliver attractive yield and long - term risk - adjusted returns across market cycles, with a floating rate portfolio focused on first lien, senior secured debt investments ▪ Portfolio has remained well positioned with healthy underlying credit fundamentals and 2.1% of investments on non - accrual (at fair market value) (1) Earnings Highlights BXSL’s asset - liability structure is efficient Quarterly Dividend Attractive regular dividend supported by solid earnings power Portfolio Positioning Senior secured positions further insulated by strong sponsor relationships 10.7% 3Q'26 annualized NII return (2) $0.68 3Q'26 NII per share 94.1% Income excluding PIK, fees, and dividends 12.2% 3Q'26 dividend yield based on NAV (3) $0.77 3Q'26 dividend declared 88% 3Q'26 dividend coverage (4) 95.8% First lien, senior secured debt (5) 49.2% Average loan - to - value (6)(7) 95.1% Floating rate debt investments (5) 4 Note : All figures in this presentation are as of September 30 , 2026 , unless otherwise stated . Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change . Past performance does not predict future returns and there can be no assurance that BXSL will achieve the same results in future quarters . There can be no assurances that any of the trends described throughout the materials will continue or will not reverse . (1) Based on non - accrual debt investments as a percentage of the fair market value of total investments. Based on amortized cost, investments on non - accrual represent 2.8% of total investments. (2) Annualized net investment income (“NII”) return is calculated as the 3Q'26 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. (3) 3Q'26 Dividend yield is calculated as the 3Q'26 dividend ($0.77) annualized and divided by the ending NAV per share on September 30, 2026 ($25.25). (4) 3Q'26 Dividend coverage is calculated as 3Q'26 net investment income per share ($0.68) divided by 3Q'26 regular dividend per share ($0.77). (5) Based on the fair market value of the portfolio as of September 30, 2026. Debt investments, excluding non - accrual debt investments, are 99.2% floating rate. Total debt investments represent 97.9% of total investments based on the fair market value of the portfolio as of September 30, 2026. (6) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information. (7) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets. Amounts are weighted on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount. Accordingly, BXSL makes no representation or warranty in respect of this information. Private debt investments represent 99% of the total debt portfolio based on fair value.

THIRD QUARTER RESULTS Earnings Summary ▪ Net investment income of $158 million, or $0.68 per share in the quarter, compared to $0.75 per share in the prior quarter and $0.82 per share in 3Q 2025 ▪ Net income of $117 million, or $0.50 per share in the quarter, compared to $0.04 per share in the prior quarter and $0.57 per share in 3Q 2025 ▪ Regular dividend of $0.77 per share, representing a dividend yield of 12.2% (1) ▪ Net asset value of approximately $5.9 billion, or $25.25 per share at quarter - end ▪ Total return of 10.5% annualized inception to date and 2.2% for the quarter (2) Portfolio and Investment Activity ▪ Weighted average yield on performing debt investments at fair value of 9.6% at quarter - end, compared to 9.4% at prior quarter - end (3) ▪ New investment commitments in the quarter of $0.2 billion at par, $0.2 billion funded ▪ Proceeds from sales and repayments of $0.7 billion in the quarter Liquidity Update ▪ $2.6 billion of liquidity in unrestricted cash and undrawn debt (subject to borrowing base capacity) (4) ▪ 1.22x debt - to - equity (net of cash 1.20x) at quarter - end and average debt - to - equity of 1.26x (5) ▪ Total all - in cost of debt of 5.14% (6) in 3Q 2026 and a weighted average maturity on debt facilities of approximately 3.5 years (1) 3 Q' 26 dividend yield is calculated as the 3 Q' 26 dividend ( $ 0 . 77 ) annualized and divided by the ending NAV per share on September 30 , 2026 ( $ 25 . 25 ) . (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share . (3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities . Actual yields earned over the life of each investment could differ materially from the yields presented . (4) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of September 30 , 2026 , $ 2 . 6 billion of capacity is undrawn and $ 2 . 5 billion is available to borrow . (5) Average debt - to - equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets . Ending debt - to - equity ratio represents the ratio of total principal of outstanding debt to net assets . Debt - to - equity, net of cash, has been calculated as the principal of outstanding debt less unrestricted cash to net assets . (6) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter . Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 5 . 06 % during the quarter . 5

THIRD QUARTER 2026 SELECTED FINANCIAL HIGHLIGHTS

($ in millions, unless otherwise noted)

	3Q'25	3Q'26	3Q'25 LTM	3Q'26 LTM
Operating results				
Net investment income	$ 189	$ 158	$ 737	$ 697
Net income	132	117	600	278
Net investment income per share	0.82	0.68	3.26	3.00
Net income per share	0.57	0.50	2.66	1.20
Regular dividends per share	0.77	0.77	3.08	3.08
Annualized net investment income return[1]	12.0%	10.7%	12.0%	11.0%
Total return based on NAV[2]	2.2%	2.2%	10.5%	5.6%
Portfolio activity				
New investment commitments, at par	$ 1,289	$ 188	$ 3,918	$ 1,552
New investment fundings	1,007	248	3,604	1,927
Investments sold and repaid	(437)	(652)	(1,813)	(2,485)

	9/30/2025	9/30/2026
Balance sheet		
Investments at fair value	$ 13,810	$ 12,946
Total debt outstanding, carrying value[3]	7,657	7,036
Total debt outstanding, principal	7,669	7,178
Net asset value	6,270	5,884
Net asset value per share	27.15	25.25
Ending debt-to-equity[3]	1.22x	1.22x
Average debt-to-equity[3]	1.15x	1.26x
% First lien	97.5%	95.8%
Weighted average yield on performing debt and income producing investments, at fair value[4]	10.0%	9.6%
Number of portfolio companies	311	306

(1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average debt-to-equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Ending debt-to-equity ratio represents the ratio of total principal of outstanding debt to net assets.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

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PORTFOLIO CHARACTERISTICS 95.8% 95.1% of investments are floating rate debt (1) $12.9B investments at fair value of investments are first lien, senior secured debt (1) 49.2% average loan - to - value (LTV) (2)(3) 306 portfolio companies 2.1% non - accrual debt investments (4) Portfolio Predominantly First Lien Debt (1) Unsecured Debt Portfolio Company Weighted Average Statistics (3) ($ in millions, unless otherwise noted) $853 $873 $221 $222 Second Lien Debt 2.0% 0.1% Equity 2.1% 49.7% 49.2% First Lien Debt 95.8% 3Q'25 3Q'26 Revenue (5) 3Q'25 3Q'26 LTM EBITDA (6) 3Q'25 3Q'26 Loan - to - Value (2) (1) Based on the fair market value of the portfolio as of September 30 , 2026 . Debt investments, excluding non - accrual debt investments, are 99 . 2 % floating rate and debt investments represent 97 . 9 % of total investments based on the fair market value of the portfolio as of September 30 , 2026 . (2) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent 99 % of the total debt portfolio based on fair value . (4) Based on non - accrual debt investments as a percentage of the fair market value of total investments . Based on amortized cost, investments on non - accrual represent 2 . 8 % of total investments . (5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL . (6) EBITDA is a non - GAAP financial measure . For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months (“LTM”) . 7

PORTFOLIO CONSTRUCTION ▪ Diversified across 306 portfolio companies in 39 industries, with no single issuer accounting for more than 3% of the portfolio Top Ten Portfolio Companies (1)(2) (as of September 30, 2026) Top Ten Industries (1)(3) (as of September 30, 2026) Snoopy Bidco, 3% JSS, 3% Guidehouse, 2% Auctane, 2% Cambium, 2% Corfin, 2% Bazaarvoice, 2% Medallia, 2% Beacon DC Limited, 2% Davies Group, 2% Software 19% Health Care Providers & Services 11% Professional Services 10% Insurance 10% Commercial Services & Supplies 9% IT Services 5% Health Care Technology 5% Diversified Consumer Services 4% Remainder of Portfolio, 78% (296 portfolio companies) Air Freight & Logistics 3% Aerospace & Defense 3% (1) Based on the fair market value of the portfolio. (2) 306 portfolio companies. (3) 39 individual industries. 8

DIVIDEND COVERAGE HISTORY

- Regular dividend of $0.77 per share, representing an annualized dividend yield of 12.2%[1]

Historical Quarterly Dividends Per Share ($)[3]



$0.95
$0.96
$0.87
$0.89
$0.91
$0.84
$0.83
$0.77
$0.82
$0.80
$0.77
$0.75
$0.68
$0.77
3Q'23
4Q'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26
Regular Dividend
Net Investment Income

	3Q'23	4Q'23	1Q'24	2Q'24	3Q'24	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	1Q'26	2Q'26	3Q'26
Regular Dividend Yield[1]	11.6%	11.6%	11.5%	11.3%	11.3%	11.2%	11.2%	11.3%	11.3%	11.4%	11.7%	12.1%	12.2%
Regular Dividend Coverage[2]	123%	125%	113%	116%	118%	109%	108%	100%	106%	104%	100%	97%	88%

Note: Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

(1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per share.

(2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per share recorded during the same quarter.

(3) Reflects historical dividends for last three years. On November 4, 2026, the Board of Trustees declared a dividend of $0.77 per share to shareholders of record as of December 31, 2026, and a dividend of $0.60 per share to shareholders of record as of March 31, 2027.

9

SUMMARY OF OPERATING RESULTS

($ in millions, except share and per share data)

		3Q'25		3Q'26		3Q'25 LTM		3Q'26 LTM
Investment Income								
Interest Income	$	328	$	297	$	1,317	$	1,225
Payment-in-kind interest income		30		18		91		91
Dividend income		1		0		1		0
Other Income		0		0		4		3
Total investment income	$	359	$	315	$	1,414	$	1,319
Operating Expenses								
Interest expense	$	95	$	99	$	372	$	402
Management fees		35		34		136		142
Income based incentive fees		31		17		139		47
Capital gains based incentive fees		-		-		(0)		-
Other operating expenses		4		4		14		16
Total expenses before tax expense	$	165	$	154	$	661	$	607
Net investment income before tax expense	$	194	$	161	$	753	$	712
Excise and other tax expense		4		3		16		16
Net investment income after tax expense	$	189	$	158	$	737	$	697
Net Realized and Unrealized Gains (Losses)								
Net realized gain (loss)		(21)		(231)		(18)		(255)
Net change in unrealized appreciation (depreciation)		(36)		190		(119)		(164)
Net realized and unrealized gains (losses)		(57)		(41)		(137)		(419)
Net increase (decrease) in net assets resulting from operations	$	132	$	117	$	600	$	278
Per Share Data[(1)]								
Net investment income (basic and diluted)	$	0.82	$	0.68	$	3.26	$	3.00
Earnings (loss) per share (basic and diluted)		0.57		0.50		2.66		1.20
Dividends declared per share (regular)		0.77		0.77		3.08		3.08
Weighted average shares outstanding (basic and diluted)		230,462,792		232,890,548		N/A		N/A

(1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

10

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 9/30/2026 6/30/2026 9/30/2025 Assets 12,946 $ 13,364 $ 13,810 $ Investments at fair value 143 267 250 Cash and cash equivalents 102 108 105 Interest receivable 10 2 11 Receivable from broker 21 20 21 Deferred financing costs 14 25 17 Receivable for investments 6 2 42 Derivative assets at fair value 13,242 $ 13,789 $ 14,256 $ Total Assets Liabilities & Net Assets 7,036 $ 7,536 $ 7,657 $ Debt (net of unamortized debt issuance costs) - 10 6 Payable for investments 5 5 5 Due to affiliates 34 35 35 Management fees payable 17 2 31 Income based incentive fee payable - - - Capital gains based incentive fee payable 67 63 58 Interest payable 179 179 178 Distribution payable 0 6 0 Derivative liabilities at fair value 20 14 17 Accrued expenses and other liabilities 7,358 $ 7,850 $ 7,987 $ Total Liabilities 5,884 $ 5,939 $ 6,270 $ Total Net Assets 13,242 $ 13,789 $ 14,256 $ Total Liabilities and Net Assets 25.25 $ 25.53 $ 27.15 $ Net Asset Value per share 11

INVESTMENT ACTIVITY

- Net funded investment activity of $(0.4) billion in the quarter:
  - New investment commitments of $0.2 billion at par and investment fundings of $0.2 billion
  - Proceeds from sales and repayments of $0.7 billion

Originations and Fundings

($ in millions)


$1,289
$1,007
$907
$1,042
$303
$325
$154
$312
$188
$248
3Q'25
4Q'25
1Q'26
2Q'26
3Q'26
Investment commitments
Investment fundings

Investment Activity Summary

($ in millions, unless otherwise noted)

		3Q'26
Investment commitments, at par	$	188
Investment fundings		248
Investments sold and repaid		(652)
Net funded investment activity	$	(403)
Average new investment commitment	$	21
Number of new portfolio companies		5
Portfolio companies exited		12
Weighted average yield of new investments [(1)]		8.9%
Weighted average yield on investments fully sold or paid down [(1)]		8.7%

(1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

12

FUNDING PROFILE ▪ Well - structured, diversified, efficient capital structure with significant available liquidity ▪ BXSL maintains investment grade corporate credit ratings of Baa2/negative from Moody’s, BBB - /stable from S&P, and BBB/stable from Fitch (2) Funding Profile ($ in millions) $143 Cash and cash equivalents (including restricted cash of $39 million) $2,456 Undrawn Borrowing Capacity (subject to borrowing base availability) (3) $4,450 Unsecured Notes ($1.3 billion fixed rate notes with weighted average coupon of 2.49%; $3.2 billion swapped to weighted average of SOFR + 1.67% (1) ) Total Debt: $7,178 $969 $1,301 $458 Asset Based Facilities (SOFR + 1.65% - 1.90%) CLO Debt (SOFR + 1.51% - 1.78%) Secured Revolver (SOFR + 1.525 - 1.775% (4) ) $5,884 Equity 78% of assets funded by unsecured debt and equity $2.6B of available liquidity provides material capacity (3) $9.7B of total committed debt 5.14% Total all - in cost of debt (5) 3.5 years weighted average maturity (1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (2) BXSL has an investment grade credit rating of Baa 2 / negative outlook from Moody’s, issued on June 1 , 2026 , an investment grade credit rating of BBB / stable outlook from Fitch, reaffirmed on April 9 , 2026 , and an investment grade credit rating of BBB - / stable from S&P, issued on June 1 , 2026 . The underlying loans in BXSL are not rated . Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities . Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Company . Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice . (3) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of September 30 , 2026 , $ 2 . 6 billion of capacity is undrawn and $ 2 . 5 billion is available to borrow . (4) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 78 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (5) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 5.06% during the quarter. 13

Supplemental Details

THIRD QUARTER 2026 NET ASSET VALUE BRIDGE - QTD $0.68 $25.53 $(0.77) $25.25 $(0.19) 6/30/26 NAV Net investment income (1) Regular dividend declared (2) Net realized and unrealized gain (loss) (1) 9/30/26 NAV (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 15

SUMMARY OF OPERATING RESULTS – COMPARATIVE

($ in millions, except share and per share data)

	3Q'25	4Q'25	1Q'26	2Q'26	3Q'26
Investment Income					
Interest Income	$ 328	$ 327	$ 302	$ 299	$ 297
Payment-in-kind interest income	30	30	22	21	18
Dividend income	1	0	0	-	0
Other Income	0	0	2	1	0
Total investment income	$ 359	$ 358	$ 325	$ 320	$ 315
Operating Expenses					
Interest expense	$ 95	$ 102	$ 100	$ 101	$ 99
Management fees	35	36	36	35	34
Income based incentive fees	31	26	2	2	17
Capital gains based incentive fees	-	-	-	-	-
Other operating expenses	4	4	4	4	4
Total expenses before tax expense	165	168	142	142	154
Net investment income before tax expense	$ 194	$ 190	$ 183	$ 178	$ 161
Excise and other tax expense	4	4	4	4	3
Net investment income after tax expense	$ 189	$ 186	$ 179	$ 174	$ 158
Net Realized and Unrealized Gains (Losses)					
Net realized gain (loss)	(21)	3	1	(28)	(231)
Net change in unrealized appreciation (depreciation)	(36)	(62)	(155)	(137)	190
Net realized and unrealized gains (losses)	(57)	(60)	(154)	(164)	(41)
Net increase (decrease) in net assets resulting from operations	$ 132	$ 126	$ 25	$ 9	$ 117
Per Share Data[1]					
Net investment income (basic and diluted)	$ 0.82	$ 0.80	$ 0.77	$ 0.75	$ 0.68
Earnings (loss) per share (basic and diluted)	0.57	0.55	0.11	0.04	0.50
Dividends declared per share (regular)	0.77	0.77	0.77	0.77	0.77
Weighted average shares outstanding (basic and diluted)	230,462,792	231,349,087	232,203,849	232,557,932	232,890,548

(1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions.

16

SELECTED FINANCIAL HIGHLIGHTS

($ in millions, except share and per share data)

	3Q'25	4Q'25	1Q'26	2Q'26	3Q'26
Operating results					
Net investment income	$ 189	$ 186	$ 179	$ 174	$ 158
Net income	132	126	25	9	117
Net investment income per share	0.82	0.80	0.77	0.75	0.68
Net income per share	0.57	0.55	0.11	0.04	0.50
Regular dividends per share	0.77	0.77	0.77	0.77	0.77
Annualized net investment income return[(1)]	12.0%	11.8%	11.4%	11.4%	10.7%
Quarterly total return based on NAV[(2)]	2.2%	2.1%	0.7%	0.4%	2.2%
Portfolio activity					
New investment commitments, at par	$ 1,289	$ 907	$ 303	$ 154	$ 188
New investment fundings	1,007	1,042	325	312	248
Investments sold and repaid	(437)	(629)	(451)	(754)	(652)

	9/30/2025	12/31/2025	3/31/2026	6/30/2026	9/30/2026
Balance sheet					
Investments at fair value	$ 13,810	$ 14,207	$ 13,942	$ 13,364	$ 12,946
Total debt outstanding, carrying value[(3)]	7,657	8,080	8,034	7,536	7,036
Total debt outstanding, principal	7,669	8,101	8,076	7,614	7,178
Net asset value	6,270	6,245	6,100	5,939	5,884
Net asset value per share	27.15	26.92	26.26	25.53	25.25
Ending debt-to-equity[(3)]	1.22x	1.30x	1.32x	1.28x	1.22x
Average debt-to-equity[(3)]	1.15x	1.27x	1.31x	1.30x	1.26x
% First lien	97.5%	97.6%	97.6%	96.8%	95.8%
Weighted average yield on performing debt and income producing investments, at fair value[(4)]	10.0%	9.6%	9.3%	9.4%	9.6%
Number of portfolio companies	311	316	316	313	306

(1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter.
(2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share.
(3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt-to-equity is calculated using principal amounts outstanding.
(4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented.

17

FUNDING SOURCES SUMMARY ▪ $2.6B of liquidity in unrestricted cash and undrawn debt (subject to borrowing base availability) as of September 30, 2026 (1) ($ in millions) Total Outstanding (Par) Principal Committed Maturity Date Interest Rate Counterparty and Initial Date Entered $446 $1,175 6/18/2029 SOFR + 1.90% BNP – 12/21/18 Breckenridge Funding $482 $800 11/21/2029 SOFR + 1.85% BOA – 12/11/19 Big Sky Funding $41 $400 12/27/2028 SOFR + 1.65% 12/27/2024 BXSL 2025 - 1 Facility $1,301 $2,453 8/10/2031 SOFR + 1.525% - 1.775% (3) Citi – 6/15/20 Revolving Credit Facility (2) (Syndicated) $650 $650 2/15/2027 2.125% 7/23/2021 2027 Notes $650 $650 9/30/2028 2.850% 9/30/2021 2028 Notes $400 $400 11/15/2027 5.875% (swapped to SOFR + 1.38%) (4) 5/20/2024 November 2027 Notes $700 $700 4/13/2028 5.350% (swapped to a weighted average of SOFR + 1.54%) (5) 10/15/24 & 12/16/24 April 2028 Notes $500 $500 6/30/2030 5.300% (swapped to SOFR + 1.46%) (4) 3/4/2025 June 2030 Notes $500 $500 1/31/2031 5.125% (swapped to SOFR + 1.66%) (4) 10/14/2025 January 2031 Notes $400 $400 9/4/2029 5.25% (swapped to SOFR + 1.93%) (4) 3/3/2026 September 2029 Notes $650 $650 5/21/2031 5.90% (swapped to SOFR + 2.00%) (4) 5/21/2026 May 2031 Notes $458 $458 10/20/2036 SOFR + 1.51% - 1.78% 11/21/2024 2024 - 1 CLO Debt Securitization $7,178 $9,735 (6) 5.14% Total (1) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of September 30 , 2026 , $ 2 . 6 billion of capacity is undrawn and $ 2 . 5 billion is available to borrow . (2) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 78 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (3) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% (+ 10 bps CSA) . As of September 30 , 2026 , the Company had non - USD borrowings denominated in the following currencies : Canadian Dollars 35 . 0 million, Euros 369 . 4 million, British Pounds 293 . 8 million, Australian Dollar 44 . 0 million . (4) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the related Notes in qualifying hedge accounting relationships . (5) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the April 2028 Notes in a qualifying hedge accounting relationship . $ 400 million and $ 300 million of the April 2028 Notes were swapped at SOFR + 1 . 65 % and SOFR + 1 . 39% , respectively . (6) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and 18 amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 5.06% during the quarter.

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FORWARD LOOKING STATEMENTS Certain information contained in this communication constitutes “forward - looking statements . ” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates”, “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof . These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments . Such forward - looking statements are subject to various risks and uncertainties . Accordingly, there are or will be important factors that could cause actual outcomes or results t o differ materially from those indicated in such statements . BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www . sec . gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings) . Except as otherwise required by federal securities laws, BXSL undertakes no obligation t o publicly update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise . 20